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                                                                    Exhibit 3.40

                          PATERSON'S PHARMACIES LIMITED

                                  BY-LAW No. 1A

                         A by-law relating generally to
                 the transaction of the business and affairs of

                          PATERSON'S PHARMACIES LIMITED

                     (hereinafter called "the Corporation")

                                   HEAD OFFICE

     1. The directors may from time to time by resolution fix the location of the head office of the Corporation within the place in Ontario designated as such by the articles of the Corporation or by special by-law of the Corporation.

                                      SEAL

     2. The Corporation shall have a seal which shall be adopted and may be changed by resolution of the directors.

                             MEETING OF SHAREHOLDERS

     3. ANNUAL MEETING - The annual meeting of the shareholders shall be held, subject to the provisions of paragraph 20 hereof, at such place within Ontario or at such place outside of Ontario designated by the articles of the Corporation, at such time and on such day in each year as the board, or the president, or a vice-president who is a director may from time to time by resolution determine, for the purpose of hearing and receiving the reports and statements required by The Business Corporations Act to be read and laid before the Corporation at an annual meeting, electing directors, appointing, if necessary, the auditor and fixing or authorizing the board to fix his remuneration and for the transaction of such other business as may properly be brought before the meeting.

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     4.     GENERAL MEETINGS - The board or the president or a vice-president who is a director shall have power at any time to call a general meeting of the shareholders of the Corporation to be held at such time and at such place within Ontario or at such place outside of Ontario designated by the articles of the Corporation as may be determined by the board or the person calling the meeting. The phrase "meeting of shareholders" wherever it occurs in this by-law shall mean and include an annual meeting of shareholders and a general meeting of shareholders and shall also include a meeting of any class or classes of shareholders.

     5. NOTICES - No public notice or advertisement of any meeting of shareholders shall be required, but notice of the time and place of each such meeting shall be given not less than ten days before the day on which the meeting is to be held to the auditor, if any, of the Corporation and to each shareholder of record at the close of business on the day prior to the day on which the notice is given who is entered on the books of the Corporation as the holder of one or more shares carrying the right to vote at the meeting. Notice of a general meeting of shareholders shall state the general nature of the business which is to be transacted. A meeting of shareholders may be held at any time without notice if all the shareholders entitled to vote thereat are present or represented by proxy or those not so present or represented by proxy have waived notice and if the auditor, if any, is present or has waived such notice, and at such meeting any business may be transacted which the Corporation at an annual or general meeting of the shareholders may transact.

     6. REPORTS TO SHAREHOLDERS - Subject to the provisions of The Business Corporations Act, a copy of the financial statement and a copy of the auditor's report shall be furnished to every shareholder on demand.

     7. PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat and the auditor, if any, of the Corporation and others who although

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not entitled to vote are entitled or required under any provision of The
Business Corporations Act or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

     8. QUORUM - Two persons present in person and each entitled to vote thereat shall constitute a quorum for the transaction of business at any meeting of shareholders.

     9. RIGHT TO VOTE - At each meeting of shareholders every shareholder shall be entitled to vote who is, subject to paragraph 62, entered on the books of the Corporation as the holder of one or more shares carrying the right to vote at such meeting; save that, if the share or shares in question have been mortgaged or hypothecated, the person who mortgaged or hypothecated such share or shares (or his proxy) may nevertheless represent the shares at meetings and vote in respect thereof unless in the instrument creating the mortgage or hypothec he has expressly empowered the holder of such mortgage or hypothec to vote thereon, in which case such holder (or his proxy) may attend meetings and vote in respect of such shares upon filing with the secretary of the meeting sufficient proof of the terms of such instrument.

     10. REPRESENTATIVES - An executor, administrator, commit tee of a mentally incompetent person, guardian or trustee and where a Corporation is such executor, administrator, committee, guardian or trustee of a testator, intestate, mentally incompetent person, ward or CESTUI QUE TRUST, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. If there be more than one executor, administrator, committee, guardian or trustee, the provisions of clause 12 shall apply.

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     11.    PROXIES - Every shareholder, including a corporate share holder, entitled to vote at meetings of shareholders may by instrument in writing appoint a proxy, who need not be a shareholder, to attend and act at the meeting in the same manner, to the same extent and with the same power as if the shareholder were present at the meeting in the manner, to the extent and with the power conferred by the proxy. The instrument appointing a proxy shall be in writing under the hand of the appointer or his attorney, authorized in writing, or if the appointer is a corporation, under the corporate seal or under the hand of an officer or attorney so authorized, and shall cease to be valid after the expiration of one year from the date thereof. The instrument appointing a proxy may be in such form as the directors may from time to time prescribe or in such other form as the chairman of the meeting may accept as sufficient, and shall be deposited with the secretary of the meeting before any vote is cast under its authority, or at such earlier time and in such manner as the board may prescribe in accordance with The Business Corporations Act.

     12. JOINT SHAREHOLDERS - If shares are held jointly by two or more persons, any one of them present or represented by proxy at a meeting of the shareholders of the Corporation, may, in the absence of the other or others vote thereon, but if more than one of them are present or represented by proxy they shall vote together as one on the shares jointly held by them.

     13. SCRUTINEERS - At each meeting of shareholders one or more scrutineers may be appointed by a resolution of the meeting or by the chairman with the consent of the meeting to serve at the meeting. Such scrutineers need not be shareholders of the Corporation.

     14. VOTES TO GOVERN - At all meetings of shareholders every question shall, unless otherwise required by the articles or by-laws of the Corporation or by law, be decided by the majority of the votes duly cast on the question.

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     18.    ADJOURNMENT - The chairman at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place.

     19. TRANSACTION OF BUSINESS BY SIGNATURE - Resolutions may be consented to at any time by the signatures of all the shareholders of the Corporation entitled to vote at a meeting of shareholders and such resolutions are as valid and effective as if passed at a meeting of the shareholders duly called, constituted and held for that purpose. By-laws or resolutions passed by the directors of the Corporation may at any time, in lieu of confirmation at a general meeting of shareholders, be confirmed in writing by all the shareholders entitled to vote at such meeting.

     20. ONE SHAREHOLDER - Where the Corporation has only one shareholder, all business which the Corporation may transact at an annual or general meeting of shareholders shall be transacted in the manner provided for in paragraph 19 hereof.

                                    DIRECTORS

     21. POWERS OF DIRECTORS - The affairs of the Corporation shall be managed or the management shall be supervised by its board of directors. Until changed by special by-law or amending articles the number of the directors of the Corporation shall be five and, unless the provisions of paragraph 40 apply three shall constitute a quorum for the transaction of business at any meeting of the directors. Notwithstanding vacancies, the remaining directors may exercise all the powers of the board so long as a quorum of the board remains in office.

     22. QUALIFICATIONS - Each director shall be eighteen or more years of age and no undischarged bankrupt or mentally incompetent person shall be a director. If a director, becomes bankrupt or a mentally incompetent person, he thereupon shall cease to be a director.

     22A.   RESIDENT CANADIANS - A majority of the directors shall be resident
Canadians and no business shall be transacted by the Board of Directors unless a majority of the directors present are resident Canadians.

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     23.    ELECTION AND TERM - Directors shall be elected yearly to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected. The whole board shall be elected at each annual meeting, and all the directors then in office shall retire, but, if qualified, are eligible for re-election. The election may be by a show of hands or by resolution of the shareholders unless a ballot be demanded by any shareholder.

     24. REMOVAL OF DIRECTORS - The shareholders may, by resolution passed by a majority of the votes cast at a general meeting of shareholders of which notice specifying the intention to pass such resolution has been given, remove any director before the expiration of his term of office and may, by a majority of the votes cast at that meeting, elect any person in his stead for the remainder of his term.

     25. VACANCIES - Vacancies on the board may be filled for the remainder of its term of office by qualified persons, either by the shareholders at a general meeting called for the purpose or, by the remaining directors if constituting a quorum; otherwise such vacancies shall be filled at the next meeting of the shareholders at which directors for the ensuing year are elected. If the number of directors is increased a vacancy or vacancies in the board to the number of the authorized increase shall thereby he deemed to have occurred which may be filled in the manner above provided, or by the shareholders at a general meeting called for the purpose of approving the increase.

     26. CONSENT OF DIRECTORS - No directors shall be elected or appointed to hold office at a meeting of shareholders or, where a vacancy exists on the board, by the remaining directors unless such person was present at the meeting when he was elected or appointed and did not refuse at the meeting to act as a director or where he was not present at the meeting when he was elected or appointed, he consented to act as a director in writing before his election or appointment or within ten (10) days thereafter.

     27. CALLING OF MEETINGS - Meetings of the board shall be held from time to time at such place, at such time and on such day as the

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president or a vice-president who is a director or any two directors may determine, and the secretary shall call meetings when directed or authorized by the president or by a vice-president who is a director or by any two directors. Notice of every meeting so called shall be given to each director not less than forty-eight (48) hours (excluding any part of a Saturday or a holiday as defined by the INTERPRETATION ACT OF CANADA for the time being in force) before the time when the meeting is to be held, and such notice shall specify the general nature of any business to be transacted, save that no notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or have otherwise signified their consent to the holding of such meeting.

     28. REGULAR MEETINGS - The board may appoint a day or days in any month or months for regular meetings at a place and hour to be named. A copy of any resolution of the board fixing the place and time of regular meetings of the board shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting.

     29. FIRST MEETING OF NEW BOARD - Each newly elected board may without notice hold its first meeting for the purpose of organization and the election and appointment of officers immediately following the meeting of shareholders at which such board was elected, provided a quorum of directors be present.

     30. PLACE OF MEETING - Meetings of the board may be held at the head office of the Corporation or any other place within or outside of Ontario. In any financial year of the Corporation, however, a majority of the meetings of the Board of Directors shall be held at a place within Canada.

     30A. MEETINGS BY TELEPHONE - With the unanimous consent of all the directors, any director may participate in a meeting of the Board of Directors by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other and a director participating in a meeting pursuant to the provisions of this paragraph shall be deemed to be present in person at that meeting. If a majority of the directors participating in a meeting held pursuant to the provisions of this paragraph are then in Canada, the meeting shall be deemed to have been held in Canada.

     31. VOTES TO GOVERN - At all meetings of the board every question shall be decided by a majority of the votes cast on the question; and in case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

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     32.    REMUNERATION OF DIRECTORS - Any remuneration payable to a director who is also an officer or employee of the Corporation or who is counsel or solicitor to the Corporation or otherwise serves it in a professional capacity shall be in addition to his salary as such officer or to his professional fees as the case may be. The directors shall also be paid such sums in respect of their out of pocket expenses incurred in attending board, committee or shareholders meetings or otherwise in respect of the performance by them of their duties as the board may from time to time determine.

     33. INTEREST OF DIRECTORS IN CONTRACTS - Provided that the provisions of paragraph 34 have been complied with, no director shall be disqualified by his office from contracting with the Corporation nor shall any contract or arrangement entered into by or on behalf of the Corporation with any director or in which any director is in any way interested be liable to be voided nor shall any director so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director holding that office or of the fiduciary relationship thereby established.

     34. DECLARATION OF INTEREST - It shall be the duty, however, of every director of the Corporation who is in any way, whether directly or indirectly, interested in a contract or arrangement with the Corporation to declare the nature and extent of such interest to the extent, in the manner and at the time required by the applicable provisions of The Business Corporations Act for the time being in force and to refrain from voting in respect of the contract or arrangement or proposed contract or arrangement if and when prohibited by The Business Corporations Act.

     35. PROTECTION OF DIRECTORS AND OFFICERS - No director or officer of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer, or for joining in any receipts or other act for conformity, or for any loss or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys

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of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto unless in or as a result of any action, suit or proceeding he is adjudged to be in breach of any duty or responsibility imposed upon him under The Business Corporations Act or under any other statute.

     36. INDEMNITY OF DIRECTORS AND OFFICERS - Every director or officer of the Corporation and his heirs, executors and administrators, and estate and effects, respectively, shall, from time to time and at all times, be indemnified and saved harmless, subject to the provisions of The Business Corporations Act, out of the funds of the Corporation, from and against;

     (a) any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect of the execution of the duties of his office; and

     (b) all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation;

provided that no director or officer of the Corporation shall be indemnified by it in respect of any liability, costs, charges or expenses that he sustains or incurs in or about any action, suit or other proceeding as a result of which he is adjudged to be in breach of any duty or responsibility imposed upon him under The Business Corporations Act or under any other statute unless, in an action brought against him in his capacity as director or officer, he has achieved complete or substantial success as a defendant.

     37. INSURANCE FOR DIRECTORS AND OFFICERS - The board may purchase and maintain insurance for the benefit of a director or officer of the Corporation against liabilities, costs, charges and expenses sustained

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or incurred by such director or officer in respect of the execution of the duties of his office or in respect of the affairs of the Corporation, except insurance against a liability, cost, charge or expense sustained or incurred as a result of a contravention by such director or officer of section 144 of The Business Corporations Act.

     38. LOANS TO SHAREHOLDERS - The directors of the Corporation may from time to time:

     (a) make loans to BONA FIDE full-time employees of the Corporation, whether or not they are shareholders or directors, with a view to enabling them to purchase dwelling houses for their own occupation, and may take from such employees mortgages or other securities for the repayment of such loan; or

     (b) provide, in accordance with a scheme for the time being in force, money by way of loan for the purchase by trustees of fully paid shares of the Corporation, to be held by or for the benefit of BONA FIDE employees of the Corporation, whether or not they are shareholders or directors; or

     (c) make loans to BONA FIDE employees of the Corporation other than directors, whether or not they are shareholders, with a view to enabling them to purchase fully paid shares of the Corporation to be held by them by way of beneficial ownership.

     39. TRANSACTION OF BUSINESS BY SIGNATURE - By-laws or resolutions may be consented to at any time by the signatures of all the directors of the Corporation and such by-laws or resolutions are as valid and effective as if passed at a meeting of the directors duly called, constituted and held for that purpose.

     40. ONE DIRECTOR - Where the Corporation has only one director, the affairs of the Corporation shall be managed or the management shall be supervised by such director and all business which may be transacted at a meeting of the board of directors shall be transacted by such director in the manner provided for in paragraph 39 hereof.

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                                    OFFICERS

     41. ELECTED OFFICER - At the first meeting of the board after each election of directors the board shall elect a president. The prior incumbent, if a member of the board, shall continue to hold office until the election at such meeting and, in default of such election, shall continue to hold office after such meeting. In case the office, of president becomes vacant at any time, such vacancy may be filled by the board.

     42. APPOINTED OR ELECTED OFFICERS - At the first meeting of the board after each election of directors, the board shall appoint or elect a secretary, and may appoint or elect one or more vice-presidents, a general manager, a treasurer, and such other officers as the board may deternine including one or more assistants to any of the officers so appointed or elected. The officers so appointed or elected may but need not be members of the board. One person may hold more than one office, and if the same person holds both the office of secretary and the office of treasurer, he may be known as secretary-treasurer.

     43. TERM OF OFFICE AND REMUNERATION - In the absence of written agreement to the contrary the board may remove at its pleasure any officer of the Corporation. Each prior officer shall continue to hold office until the appointment of officers at such meeting and, in default of the appointment of officers at such meeting, shall continue to hold office after such meeting. The terms of employment and remuneration of the president and other officers elected or appointed by it shall be settled from time to time by the board.

     44. PRESIDENT - The president shall, when present, preside at all meetings of the shareholders and of the board and shall be charged with the general supervision of the business and affairs of the Corporation. Except when the board has appointed a general manager or managing director, the president shall also have the powers and be charged with the duties of that office. The president may but need not be a member of the board.

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     45.    VICE-PRESIDENT - During the absence or inability of the president his duties may be performed and his powers may be exercised by the vice-president, or if there are more than one, by the vice-presidents in order of seniority (as determined by the board) save that no vice-president shall preside at a meeting of the board or at a meeting of shareholders who is not qualified to attend the meeting as a director, as the case may be. If a vice-president exercises any such duty or power, the absence or inability of the president shall be presumed with reference thereto. A vice-president shall also perform such duties and exercise such powers as the president may from time to time delegate to him or the board may prescribe.

     46. GENERAL, MANAGER - The general manager, if one be appointed, shall have the general management and direction, subject to the authority of the board and the supervision of the president, of the Corporation's business and affairs and the power to appoint and remove any and all officers, employees and agents of the Corporation not elected or appointed directly by the board and to settle the terms of their employment and remuneration. If and so long as the general manager is a director, he may but need not be known as the managing director.

     47. SECRETARY - The secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees; he shall attend all meetings of the directors and of the shareholders and shall enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and other instruments belonging to the Corporation; and he shall perform such other duties as may from time to time be prescribed by the board.

     48. TREASURER - The treasurer shall keep full and accurate books of account in which shall be recorded all receipts and disbursments of the Corporation and, under the direction of the board, shall control the deposit of money, the safekeeping of securities and the disbursement of the

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funds of the Corporation; he shall render to the board at the meetings thereof, or whenever required of him an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall perform such other duties as may from time to time be prescribed by the board.

     49. OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

     50. VARIATION OF DUTIES - From time to time the board may vary, add to or limit the powers and duties of any officer or officers.

     51. AGENTS AND ATTORNEYS - The board shall have power from time to time to appoint agents or attorneys for the Corporation in or out of Ontario with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

     52. FIDELITY BONDS - The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the board may from time to time prescribe.

                      BANKING ARRANGEMENTS, CONTRACTS, etc.

     53. BANKING ARRANGEMENTS - The banking business of the Corporation, or any part thereof, shall be transacted with such bank, trust company or other firm or corporation carrying on a banking business as the board may designate, appoint or authorize from time to timeby resolution and all such banking business or any part thereof, shall be transacted on the Corporation's behalf by such one or more officers and/or other persons as the board may designate, direct or authorize from time to time by resolution and to the extent therein provided, including, but without restricting the generality of the foregoing, the operation of the Corporation's accounts; the

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making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing, or transferring of any cheques, promissory notes, drafts, acceptances, bills of exchange and orders for the payment of money; the giving of receipts for and orders relating to any property of the Corporation; the execution of any agreement relating to any banking business and defining the rights and powers of the parties thereto; and the authorizing of any officer of such banker to do any act or thing on the Corporation's behalf to facilitate such banking business.

     54. EXECUTION OF INSTRUMENTS - Deeds, transfers, assignments, contracts and obligations on behalf of the Corporation may be signed by the President and Secretary and the corporate seal shall be affixed to such instruments as require the same.

     Notwithstanding any provision to the contrary contained in the by-laws of the Corporation, the board may at any time and from time to time direct the manner in which and the person or persons by whom any particular deed, transfer, contract or obligation or any class of deeds, transfers, contracts or obligations of the Corporation may or shall be signed.

                                     SHARES

     55. ALLOTMENT - The board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares in the capital stock of the Corporation, including any shares created by the amending articles increasing or otherwise varying the capital stock of the Corporation, to such person or persons or class of persons as the board shall by resolution determine.

     56. PAYMENT OF COMMISSIONS - The board may pay commissions to persons in consideration of their subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares in the capital stock of the Corporation, or procuring or agreeing to procure subscriptions, whether

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absolute or conditional for such shares, but no such commission shall exceed twenty-five percent of the amount of the subscription, except where the business of the Corporation is that of a mining, gas or oil corporation or, where at least seventy-five (75%) percent of the assets of the Corporation are of a wasting character.

     57. SHARE CERTIFICATES - Every shareholder shall be entitled, without payment, to a share certificate stating the number and class of shares held by him as shown by the books of the Corporation. Share certificates shall be in such form or forms as the board shall from time to time approve. Unless otherwise ordered by the board, they shall be signed by the president or a vice-president and by the secretary or an assistant secretary and need not be under the corporate seal; provided that certificates representing shares in respect of which a transfer agent and registrar (which term shall include a branch transfer agent and registrar) have been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and registrar. If authorized by resolution of the board, the corporate seal of the Corporation and the signature of one of the signing officers, or in the case of share certificates representing shares in respect of which a transfer agent and regis-trar have been appointed, the signatures of both signing officers, may be printed, engraved, lithographed, or otherwise mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be valid notwithstanding that one or both of the officers whose signature (whether manual or facsimile) appears thereon no longer holds office at the date of issue or delivery of the certificate.

     58. REPLACEMENT OF SHARE CERTIFICATES - The board may by resolution prescribe, either generally or in a particular case, reasonable conditions upon which a new share certificate may be issued in lieu of and upon cancellation of the share certificate which has become mutilated or in substitution for a certificate which has been lost, stolen or destroyed.

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     59.    TRANSFER AGENT AND REGISTRAR - The directors may from time to time by resolution appoint or remove a transfer agent and a registrar (who may, but need not be the same individual or corporation) and one or more branch transfer agents and registrars (who may, but need not be the same individual or corporation) for the shares in the capital stock of the Corporation and may provide for the transfer of shares in one or more places and may provide that shares will be interchangeably transferable or otherwise.

     60. TRANSFER OF SHARES - Transfers of shares in the capital stock of the Corporation shall be registerable on the register of transfers or on one of the branch registers of transfers (if any) kept by or for the Corporation in respect thereof, upon surrender of the certificate representing such shares properly endorsed subject to the provisions of The Business Corporations Act and subject to the restrictions on transfer set forth in the articles of the Corporation.

     61. REFUSAL TO REGISTER TRANSFER - The board may refuse to permit the registration of a transfer of shares in the capital stock of the Corporation registered in the name of a shareholder who is indebted to the Corporation unless such shares are listed on a recognized stock exchange.

     62. CLOSING REGISTER - The board may by resolution close the register of transfers and the branch register or registers of transfers, if any, for a period of time not exceeding forty-eight hours exclusive of Saturdays and holidays (as defined by the Interpretation Act of Canada for the time being in force) immediately preceding any meeting of the shareholders.

     63. RECORD DATE - The board may fix in advance a date preceding by not more than fourteen (14) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for shares in the capital stock or securities of the Corporation as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such shares or securities, as the case may be, and in every such case only such persons as shall be shareholders of record at the close of business on the date so fixed

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shall be entitled to receive payment of such dividend or to exercise the right to subscribe for such shares or securities and to receive the warrant or other evidence in respect of such right, as the case may be, notwithstanding the transfer of any shares after any such record date fixed as aforesaid.

     64. JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, any one of such persons may give effectual receipts for the certificate issued in respect thereof and for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

                                    FINANCIAL

     65. FINANCIAL YEAR - Unless otherwise determined by resolution of the board, the fiscal year of the Corporation shall terminate on the 28th day of February in each year.

     66. DIVIDENDS - The board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class in respect of which it has been declared and mailed by ordinary mail, postage prepaid, to such registered holder at his last address appearing on the books of the Corporation. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque be not paid at par on due presentation. In the event of non-receipt of any cheques for dividend by the person to whom it is so sent as aforesaid, the Corporation on proof of such non-receipt and upon satisfactory indemnity being given to it, shall issue to such person a replacement cheque for a like amount.

     67. PURCHASE OF BUSINESS AS OF PAST DATE - Where any business is bought by the Corporation as from a past date (whether such date be before or after the incorporation of the Corporation) upon terms that the Corporation shall as from that date take the profits and bear the losses of the business, such profits or losses as the case may be shall, at the discretion of the directors, be credited or debited wholly or in part to revenue account, and in that case the amount so credited or debited shall, for the purpose of ascertaining the fund available for dividend, be treated as a profit or loss arising from the business of the Corporation.

                                     NOTICES

     68. METHOD OF GIVING - Any notice, communication or other document to be given by the Corporation to a shareholder, director, officer, or auditor of the Corporation under any provision of the articles or by-laws shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his last address as recorded in the books of the Corporation or if mailed by prepaid ordinary or air mail in a sealed envelope addressed to him at his last address as recorded in the books of the Corporation or if sent by any means of wire or wireless or any other form of transmitted or recorded communication. The secretary may change the address on the books of the Corporation of any shareholder in accordance with any information believed by him to be reliable. A notice, communication or document so delivered shall be deemed to have been given when it is delivered personally or at the address aforesaid; and a notice, communication or document so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice sent by any means of wire or wireless or any other form of transmitted or recorded communication shall be deemed to have been given when delivered to the appropriate communication company or agency or its representative for dispatch.

     69. COMPUTATION OF TIME - In computing the date when notice must be given under any provision of the articles or by-laws requiring a specified number of days, notice of any meeting or other event, the date of giving the notice and the date of the meeting or other event shall be excluded.

     70. OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, officer, or auditor, or the non-receipt of any notice by any shareholder, director, officer, or auditor or any error in any notice not effecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

     71. NOTICE TO JOINT SHAREHOLDERS - All notices with respect to any shares registered in more than one name may if more than one address appears on the books of the Corporation in respect of such joint holding, be given to such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to all the holders of such shares.

     72. PERSONS ENTITLED BY DEATH OR OPERATION OF LAW - Every person who by operation of law, transfer, death of a shareholder or by any other means whatsoever, shall become entitled to any share or shares, shall be bound by every notice in respect of such share or shares which shall have been duly given to the person from whom he derives his title to such share or shares previously to his name and address being entered on the books of the Corporation (whether it be before or after the happening of the event upon which he became so entitled).

     73. WAIVER OF NOTICE - Any shareholder (or his duly appointed proxy), director, officer or auditor may waive any notice required to be given under any provision of the articles or by-laws of the Corporation or of The Business Corporations Act, and such waiver, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in giving such notice.

                                 INTERPRETATION

     74. In this by-law and all other by-laws of the Corporation, words importing the singular number only shall include the plural and vice-versa; words importing the masculine gender shall include the feminine and neuter genders; words importing persons shall include companies, corporations, partnerships and any number or aggregate of persons; "board" shall mean the board of directors of the 'Corporation'; "articles" shall include amending articles and any restatement of articles; "The Business Corporations Act" shall mean The Business Corporations Act, 1970 (Ontario) as amended from time to time or any Act that may hereafter be substituted therefor.

                                 EFFECTIVE DATE

     75. This by-law shall come into force when passed by the board of directors, save that paragraphs 21, 32, 38 and 56 shall not come into force until confirmed by the shareholders in accordance with The Business Corporations Act, namely by at least two-thirds of the votes cast at a general meeting of shareholders duly called for that purpose or by the consent in writing of all the shareholders.

PASSED by the board the 1st day of September,  1977.

Witness the corporate seal of the Corporation.


/s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]
---------------                                 ---------------
President                                       Secretary

                          PATERSON'S PHARMACIES LIMITED

                                  BY-LAW NO. 1A

                               NEW GENERAL BY-LAWS

WHEREAS the enactment of The Business Corporations Act requires certain amendments to the by-laws of the Corporation;

AND WHEREAS it is necessary and desirable to repeal By-law No. 1 of the Corporation and substitute in its place and stead the following by-law as the general by-laws of the Corporation;

NOW THEREFORE BE IT ENACTED AND IT IS HEREBY ENACTED AS A BY-LAW OF THE CORPORATION THAT:

1. By-law No. 1 of the by-laws of the Corporation be and the same is hereby repealed as of the effective date of the coming into force of this By-law No.1A without prejudice to any action heretofore taken thereunder.

2. The following By-law No.lA be and it is hereby substituted in the place and stead thereof in accordance with the effective date or dates of coming into force.

3. Such repeal shall not affect the previous operation of such By-law No. 1 or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under said By-law No. 1 so repealed shall continue to act as if appointed under the provisions of this by-law, and all resolutions with continuing effect of the board or shareholders passed under such repealed by-law shall continue to be good and valid except to the extent inconsistant with this by-law.

                                  BY-LAW NO. 2.

        Respecting the borrowing of money by the Company.

            WHEREAS, it is necessary for the purposes of the Company to borrow money on the credit of the Company from time to time from one of the chartered banks of Canada:

            THEREFORE BE IT ENACTED by the Directors of Paterson's Drug Stores Limited as a By-law thereof:

1. That the Directors of the Company be and they are hereby authorized to borrow money from time to time from the Imperial Bank of Canada upon the credit of the Company either by creating an overdraft or otherwise.

2. That promissory notes or other negotiable paper may be signed on behalf of the Company by the President-Treasurer or other officer of the Company authorized from time to time to sign negotiable instruments on its behalf for the money so borrowed and interest thereon as may be agreed upon, and the same and all renewals thereof shall be binding upon the Company.

3. That the Directors may from time to time, if they see fit so to do, mortgage hypothecate or pledge all or any of the assets of the Company as security for the said advances or any of them, and all such securities shall be valid and binding upon the Company if signed by any of the officers authorized to sign negotiable instruments on the Company's behalf.

4. The Directors may from time to time authorize any officer or officers of the Company to make arrangements with with the said Bank with reference to the moneys from time to time to be borrowed as aforesaid and as to the terms and conditions of the loan thereof and as to the securities to be given therefor, and every such officer shall have authority from time to time to vary or modify such arrangements, terms and conditions, and to give additional security for any moneys remaining due.

5. All contracts, deeds, grants, assurances and documents reasonably required by said Bank or its counsel for all or any of the purposes aforesaid shall be executed and carried into effect by the proper officers of the Company, and when necessary the Seal of the Company shall be affixed thereto.

6. This By-law when sanctioned by the Shareholders shall be irrevocable until a By-law repealing the same shall have been sanctioned by the Shareholders and a copy thereof duly certified under the Seal of the Company delivered to the said Bank, and meanwhile all the powers and authorities hereby conferred shall continue in force.

            PASSED this 29th day  of January, 1934.

AS WITNESS the Corporate seal of the Company


                                                 /s/ [ILLEGIBLE]
                                                 -------------------------
                                                 President.


Corporate Seal.

                                                 /s/ [ILLEGIBLE]
                                                 ------------------------
                                                 Secretary.

the notice thereof may be waived by any director.

            After the election of directors at a general meeting for the first meeting of the board of directors to be held immediately following such meeting or in the case of a director elected to fill a vacancy on the board no notice of such meeting shall be necessary to the newly elected director or directors in order to legally constitute the meeting provided a quorum of directors be present.

8. Three of the directors shall form a quorum for the transaction of business.

9. Questions arising at any meeting of directors shall be decided by a majority of votes. In the case of an equality of votes the Chairman in addition to his original vote shall have a second or casting vote.

                                  Remuneration.
10. The remuneration, if any, to be paid the directors shall be such as the board shall from time to time determine. The remuneration which may be paid to the managers of the several stores at which the Company carries on business shall not be considered director's remuneration even though such managers may at the same time be directors of the Company.

                                    Officers.
11. The officers of the Company shall be a President, Secretary and Treasurer or such other officers as the directors may from time to time deem advisable, and any two of such offices may be combined.

12. The Board of directors at its first general meeting after election shall elect from among their own number the said officers of the Company.

13. The remuneration of all officers, if any, shall be determined from time to time by resolution of the Board of directors. All officers, in the absence of an agreement to the contrary shall be subject to removal by resolution of the board at any time, with or without cause, provided that a majority of the board shall vote in favour thereof.

14. In case of the absence of the President, or of any other officer of the Company or for any other reason that the board may deem sufficient, the board may delegate the powers of such officer to any other officer or to any director for the time being provided that a majority of the entire board concur therein.

15.         The President shall be the chief executive officer of the Company.
He shall if present preside at all meetings of the shareholders and directors; he shall sign all instruments which require his signature and shall perform all duties incident to his office and shall have such other powers and duties as may from time to time be assigned to him by the board.

16. The Secretary shall issue or cause to be issued notices for all meetings of the board of directors and Shareholders when directed so to do; have charge of the minute book stock book and other books and documents of the Company;

sign with the President or other signing officer or officers of the Company such instruments as require her signature.

17. The Treasurer shall have the care and custody of all the funds and securities of the Company and deposit the name in the name of the Company in such Bank or banks or in such depository or depositories as the board of directors may direct unless provided by resolution of the directors; he shall sign all cheques, drafts, notes, orders for the payment of money and he shall pay out and dispose of the same under the direction of the board of directors; and shall perform such other duties as the terms of his engagement call for or as the board of directors may from time to time properly require of him.

18. The Board of Directors may from time to time appoint a general manager or manager who may but need not be one of the directors of the Company and may delegate to him full authority to manage and direct the business and affairs of the company and to employ and discharge agents and employees of the Company or may delegate to him any lesser power.

                             Shareholders meetings.
19. The annual meeting of the shareholders shall be held at the Town of Sandwich or elsewhere as may be determined by the board of directors and on such day in each year as the board of directors may determine.

20. Other meetings of the shareholders, whether special or general, may be convened by order of the President or the board at any time and for any place.

21. A written notice of the time and place of meeting and the general nature of the business to be transacted shall be mailed to the last known address of each shareholder, provided, however, that a meeting of shareholders may be held for any purpose at any time and at any place without notice if all the shareholders are present in person or represented thereat by proxy or waive notice.

22. The accidental omission to give notice of any meeting or the non-receipt of any notice by any shareholder or shareholders shall not invalidate any resolution passed or any proceedings taken at any meeting.

23. Votes may be given either personally or by proxy. Every share holder present in person or by proxy shall have one vote for each share held by him. The instrument appointing a proxy shall be in writing and shall be filed with the Secretary before the opening of the meeting.

24. The Chairman may with the consent of any meeting adjourn the same from time to time, and no notice of such adjournment need be given to the shareholders. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

25. Two shareholders personally present shall be a quorum of any meeting of shareholders for the choice of a Chairman and the adjournment of the meeting; for all other purposes a quorum for any meeting shall be shareholders personally present not being less than two in number and holding or representing by proxy not less than fifty-one per centum of the issued shares of the Company.

                              Shares and transfers.

26. Shares of the Company's capital stock shall be allotted by resolution of the board of directors on such terms and conditions and to such persons as the directors shall deem advisable.

27. Share Certificates and the blank endorsement thereon shall be in such form as the board of directors may by resolution approve and such certificates shall be under the seal of the Company and shall be signed by the President and Secretary holding office at the time of signing and notwithstanding any change in the persons holding said offices between the time of actual signing and the issuance of the certificate and notwithstanding that the President and Secretary may not have held office at the date of the issuance of the certificate, certificates so signed shall be valid and binding upon the Company. The signature of the President may be written printed, engraved or lithographed on the share certificates, and such written printed, engraved or lithographed signatures shall for all purposes be deemed the signatures of such President.

28. In the case of the loss, defacement or destruction of a certificate for shares held by a shareholder, the Company may issue a new certificate to the said shareholder to take the place of the one lost, defaced or destroyed upon complying with such requirements as may be directed by the board of directors.

                                   Dividends.

29. The directors may from time to time by resolution declare dividends and pay the same out of the funds of the Company available for that purpose, subject to the provisions (if any) of the letters patent.

                            Execution of Instruments.

30. Contracts, documents or any instruments in writing (except trade contracts made in the ordinary course of the Company's business) requiring the signature of the Company shall be signed by the President and by the Secretary, and all contracts, documents and instruments in writing so signed shall be binding upon the Company without any further authorization or formality. The board of directors shall have power from time to time by resolution to appoint any other officer or officers on behalf of the Company either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents, or instruments in writing.

            The seal of the Company may when required be affixed to contracts, documents and instruments in writing signed as aforesaid.

            ENACTED this 29th day of January, 1934.

            WITNESS the corporate seal of the Company.


                                                /s/ [ILLEGIBLE]
                                                -----------------------
                                                            President.

Corporate Seal.


                                                /s/ [ILLEGIBLE]
                                                -----------------------
                                                            Secretary.

                          PATERSON'S PHARMACIES LIMITED

                                  BY-LAW NO. 3

                       being a special by-law reducing the
                     number of directors of the Corporation.

BE IT ENACTED as a by-law of this Corporation as follows:

(1) Until changed in accordance with the relevant statutes, the board shall consist of one director of whom one shall constitute a quorum for the transaction of business.

(2) All proper by-laws, resolutions and proceedings of the corporation inconsistent herewith are hereby amended, modified and revised in order to give effect to this special by-law.

     ENACTED the 16th day of May, 1983.


     /s/ [ILLEGIBLE]                            /s/ [ILLEGIBLE]
     -------------------------                  -------------------------
     President                                  Secretary

                          PATERSON'S PHARMACIES LIMITED

                                  BY-LAW NO. 4

                     A special by-law changing the location
                     of the head office of the corporation.

BE IT ENACTED as a special by-law of the Corporation as follows:

(1) The head office of the Corporation is hereby changed from the City of Windsor, in the County of Essex to the City of Cornwall, in the County of Stormont.

(2) All prior by-laws, special by-laws, resolutions and proceedings of the Corporation inconsistent herewith are hereby amended, modified and revised in order to give effect to this by-law.

ENACTED the 16th day of May, 1983.


/s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]
-----------------------------                   -------------------------
President                                       Secretary

                    RESOLUTION OF THE SOLE DIRECTOR

                                OF

                    PATERSON'S PHARMACIES LIMITED



                       Dated December 29, 1983




             The undersigned, being the sole director of

                     PATERSON'S PHARMACIES LIMITED

a company governed by the Business Corporations Act, 1982 (Loi de 1982 sur les companies de l'Ontario), hereby adopts the following resolution pursuant to Section 129 of such Act, which shall be deemed for all purposes to have been adopted at a duly convened and held meeting:


ADOPTION OF BYLAW NO 5 (being a special bylaw changing the financial year-end of the Company)
------------------------------------------------------------------------------

IT IS HEREBY RESOLVED:

     That the following is hereby decreed, enacted and adopted as bylaw no. 5 of the Company:

                              BY LAW NO 5
                              -----------

                   (being a special bylaw changing the
                    financial year end of the Company)
                    ---------------------------------

     1. The financial year of the Company shall end on April 30 of each year or any other date as determined by resolution of the directors; and

     2. Any and all prior by laws, resolutions and deliberations of the Company which are incompatible with the foregoing are hereby amended, modified and revised in order to give full force and effect to this bylaw.

-------




     In witness whereof, the undersigned, in his capacity as the sole voting director of the Company, hereby adopts the foregoing bylaw on this 29th day of December 1983.


                                 [Signature]
                           ------------------------
                                Benoit Bouvier

DIRECTOR

                         RESOLUTION OF THE SOLE DIRECTOR

                                       OF


                          PATERSON'S PHARMACIES LIMITED


                             Dated September 11, 1989


                   The undersigned, being the sole director of

                          PATERSON'S PHARMACIES LIMITED

a company governed by the Business Corporations Act, 1982 (Loi de 1982 sur les companies de l'Ontario), hereby adopts the following resolution pursuant to Section 104 of such Act, which shall be deemed for all purposes to have been adopted at a duly convened and held meeting:

RESIGNATION OF THE PRESIDENT AND SECRETARY

     Whereas Mr Gilles Raymond has presented his resignation as president and secretary of the Company,

IT IS HEREBY RESOLVED AS FOLLOWS:

     The resignation of Mr Gilles Raymond as president and secretary of the Company shall be and is hereby accepted.

ELECTION AND APPOINTMENT OF A NEW PRESIDENT AND SECRETARY

IT IS HEREBY RESOLVED AS FOLLOWS:

     Mr Jean Coutu is hereby elected president and appointed secretary of the Company, such election and appointment to be effective immediately.

ADOPTION OF BYLAW NO 6 (LOAN--NATIONAL BANK OF CANADA)

IT IS HEREBY RESOLVED AS FOLLOWS:

     The following is hereby decreed, enacted and adopted as bylaw no 6 of the Company:

                                BYLAW NO 6

IT IS HEREBY RESOLVED AS FOLLOWS:

The Board of Directors shall be authorised to:

     a) Borrow money and obtain loans from the National Bank of Canada (hereinafter referred to as the "Bank") in exchange for collateral granted by the Corporation at such times, for such amounts and subject to the terms and conditions that it deems appropriate, including the discounting or having discounted notes and negotiable instruments which are executed, drawn, accepted or endorsed by the Corporation, arrangements of overdrafts of its bank account, entering into credit arrangements, obtaining loans or advances, or in any other manner;

     b) Issue bonds, debentures or other securities of the Corporation, deliver up such instruments as security to the Bank or otherwise assign them, the whole subject to terms, conditions and consideration which it deems appropriate;

     c) Encumber, mortgage, pledge, assign, grant liens or security or attach in any manner whatsoever part or all of the real or personal property, moveable or immovable, undertakings or rights, both present and future, of the Corporation in order to secure such bonds, debentures or securities issued, or to guarantee any loans, debts, liabilities or commitments whatsoever, present or future, direct or indirect, of the Corporation in relation to the Bank;

     d) Delegate all or some of the aforementioned powers by resolution, from time to time, to any directors, officers or other employees of the Corporation or any other person, in the discretion of the Board of Directors.

     The powers set forth in this bylaw are in addition to those granted to directors and officers of the Corporation pursuant to the Act or the Company Articles.

     This bylaw shall remain in force and effect and be fully enforceable with respect to the Bank until such time as written notice of its repeal or amendment has been delivered to the Bank and the Bank has acknowledged receipt thereof in writing.

BANKING RESOLUTION (NATIONAL BANK OF CANADA)

IT IS HEREBY RESOLVED THAT:

     1)  EXECUTION OF AGREEMENTS WITH RESPECT TO ACCOUNTS

     The banking business of the Corporation shall be transacted with the National Bank of Canada (hereinafter the "Bank") and two (2) of Jean

Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (name and/or title of each attorney) shall be authorised to execute any agreements with respect to Corporation accounts;

     2)  EXECUTION AND ENDORSEMENT OF NEGOTIABLE INSTRUMENTS

     The Bank shall be and is hereby authorised to pay and accept any cheques, notes, bills of exchange, bank drafts, payment authorizations and other instruments executed, drawn, accepted or endorsed on behalf of the Corporation by any two (2) of Jean Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (named and/or title of each attorney) and furthermore to accept as deposits to the credit of the Corporation any cheques, notes, bills of exchange, bank drafts or payment authorizations or other instruments endorsed on behalf of the Corporation by such persons, or marked "FOR DEPOSIT IN THE ACCOUNT OF THE BENEFICIARY" or with similar wording affixed by stamp or otherwise;

     3) EXECUTION OF AGREEMENTS WITH RESPECT TO THE OBTAINING OF LOANS AND GRANTING OF SECURITY

     Any two (2) of Jean Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (name and/or title of each attorney) are hereby authorised to exercise the rights and powers set forth in the borrowing bylaw no 6 of the Corporation on behalf of the Corporation, and more particularly, to undertake arrangements or agreements with the Bank concerning any question in connection with loans or other credits granted by the Bank to the Corporation, including account overdrafts, and to execute any acts and documents for the aforementioned purposes or within such bylaw, including but without limitation, any loan or credit agreements, any and all notes including grid notes, in addition to any other acts or documents which grant a guarantee, security or any similar rights to the Bank with respect to all or part of the moveable and immovable, tangible and intangible, present and future property of the Corporation, including any deeds or giving in payment clauses deemed appropriate;

     4)  EXECUTION OF CHEQUES BY MECHANICAL PROCEDURE

     The Bank shall be and is hereby authorised and required to honour, pay and debit the account of the Corporation in relation to any cheques or other instruments bearing the printed or mechanically affixed facsimile of the signature of any two (2) of Jean Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (named and/or title of each attorney) with respect to which signature specimens shall be provided to the Bank;

The Bank shall incur no liability and is hereby released from any claim resulting from the irregular or unauthorized use of any device used to print or mechanically affix the signature of the aforementioned persons. Liability of the Bank shall be limited to ensuring that the signatures printed or mechanically affixed are in appearance similar to the specimens provided to the Bank.

     5)  LOCATION OF SAFETY DEPOSIT BOXES

     The Corporation and the Bank shall be parties to any contracts with respect to the location of safety deposit boxes kept in the vaults of the Bank, the whole in accordance with terms and conditions determined in the relevant Bank form. Any two (2) of Jean Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (named and/or title of each attorney) shall be authorised to execute such contracts for and on behalf of the Corporation and to appoint attorneys under a power of attorney for the purposes of such contracts;

     6)  USE OF THE DEPOSIT SERVICE AT ALL TIMES

     The Corporation and the Bank shall be a party to any contract in relation to the use of the twenty-four hour deposit service of the Bank, the whole in accordance with terms and conditions set forth in the relevant Bank form. Any two (2) of Jean Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (named and/or title of each attorney) shall be authorised to execute such contracts for and on behalf of the Corporation and to name authorized attorneys for the purposes of these contracts;

     7)  USE OF OTHER BANK SERVICES

     Any two of Jean Coutu, Francois-Jean Coutu, Jacques Masse, Yvon Bechard, Carole Bouthillette (named and/or title of each attorney) shall be authorised to transact and settle any banking business with the Bank and to execute for and on behalf of the Corporation any agreements for such purpose, including but without limitation, any agreement in relation to the use of deposit audit services, wage deposit facilities, safekeeping or any other services offered by the Bank, but excluding those set forth in the other provisions hereof, the whole in accordance with terms and conditions set forth in the relevant Bank forms or, where applicable, in accordance with terms and conditions that they deem satisfactory, with full power to appoint attorneys for the purposes of such conventions;

     8)  STATEMENTS OF ACCOUNT AND DEBITED INSTRUMENTS

     Any persons authorised pursuant to paragraphs 1 to 7 are each individually entitled to receive separate statements of accounts, cancelled cheques and other instruments underlying debit entries on the accounts of the Corporation, and to certify such accounts and any account balances between the Corporation and the Bank;

     9)  LIST OF DIRECTORS, OFFICERS AND AUTHORISED ATTORNEYS

     The Corporation shall provide the Bank with a list containing the names of directors, officers and other authorised attorneys of the Corporation for the aforementioned purposes, their title and a description of their respective mandates, in addition to a specimen of their signatures. The Bank shall be notified in writing of any changes which may occur in relation to such persons. Upon receipt by the Bank thereof, the list shall bind the Corporation until written notice to the contrary has been given to the Bank and receipt thereof has been acknowledged by the Bank;

     10) BUSINESS CONDUCTED BY THE CORPORATION UNDER OTHER TRADE NAMES

     Where the Corporation conducts business under more than one trade name, this resolution shall also apply to any business conducted on behalf of the Corporation under such company or trade names by the aforementioned attorneys.

     11) GENERAL PROVISIONS

     Any and all notes, guarantees, securities, agreements, deeds or documents signed, executed, drawn, accepted or endorsed as mentioned above shall be valid and binding upon the Corporation.

     This bylaw shall be disclosed to the Bank, and shall remain in force and effect until written notice to the contrary has been delivered to the Bank and the Bank has acknowledged receipt thereof.

-----                                -----                                 -----

     The aforementioned resolutions are hereby adopted by the sole director of the Company on this 11th day of September 1989.

                                  [Signature]
                              -------------------
                                   Jean Coutu

                                    DIRECTOR

                       RESOLUTIONS OF THE SOLE SHAREHOLDER

                                       OF

                          PATERSON'S PHARMACIES LIMITED
                               (THE "CORPORATION")


FINANCIAL STATEMENTS
--------------------

     BE IT RESOLVED that the comparative audited financial statements of the Corporation for its financial year ended May 31, 2004, together with the comments of the auditor thereon, be received.


ELECTION OF DIRECTOR
--------------------

     BE IT RESOLVED that Pierre Madore be elected a director of the Corporation for a term expiring at the close of the next annual meeting or until his success is elected or appointed.


APPOINTMENT OF AUDITOR
----------------------

     WHEREAS the sole shareholder of the Corporation has consented in writing to the Corporation being exempt from the requirements of the BUSINESS CORPORATIONS ACT regarding the appointment and duties of an auditor in respect of its current financial year;

     RESOLVED that Samson Belair/Deloitte & Touche are appointed as the auditors of the Corporation in respect of its current financial year.


     The undersigned, being the sole shareholder of the Corporation entitled to vote, signs the foregoing resolutions in accordance with the provisions of the BUSINESS CORPORATIONS ACT and acknowledges having received the comparative audited financial statements of the Corporation for its financial year ended May 31, 2004.



     Dated the 14th day of August, 2004.



                               LE GROUPE JEAN COUTU (PJC) INC.


                               /s/ Francois Jean Coutu
                               --------------------------------------------
                               Name: Francois Jean Coutu
                               Title: President and Chief Executive Officer

                         RESOLUTION OF THE SOLE DIRECTOR

                                       OF

                          PATERSON'S PHARMACIES LIMITED
                               (THE "CORPORATION")


APPROVAL OF FINANCIAL STATEMENTS
--------------------------------

     RESOLVED that the comparative audited financial statements of the Corporation for its financial year ended May 31, 2004 are approved and the sole director of the Corporation is authorized to sign the balance sheet in such financial statements as evidence of such approval.


     The undersigned, being the sole director of the Corporation, signs the foregoing resolution in accordance with the provisions of the BUSINESS CORPORATIONS ACT.

     DATED the 14th day of August, 2004.



                                     /s/ Pierre Madore
                                     ---------------------------------
                                     PIERRE MADORE

                         RESOLUTION OF THE SOLE DIRECTOR

                                       OF

                          PATERSON'S PHARMACIES LIMITED
                               (THE "CORPORATION")


APPOINTMENT OF OFFICERS
--------------------------------

     RESOLVED that, until changed by resolution of the board of directors, the officers of the Corporation shall be as follows, and the following individuals are appointed to their respective office, to serve at the pleasure of the board of directors:

     Francois Jean Coutu    --     President

     Caroline Guay          --     Secretary


     The undersigned, being the sole director of the Corporation, signs the foregoing resolution in accordance with the provisions of the BUSINESS CORPORATIONS ACT.

     DATED the 14th day of August, 2004.



                                     /s/ Pierre Madore
                                     ---------------------------------
                                     PIERRE MADORE